Supplement dated October 8, 2002 to prospectuses dated May 1, 2002 for the flexible premium variable life insurance policies and
last survivor flexible premium life insurance policies (the “policies”)
issued by Pacific Life & Annuity Company

“We,” “us”, or “our” refer to Pacific Life & Annuity Company; “you” or “your” refer to the policy owner. This supplement changes the prospectus to reflect the following:
Advisory fees for the I-Net Tollkeeper and Emerging Markets portfolios will be reduced.
Effective November 1, 2002, the advisory fee for the I-Net Tollkeeper portfolio will be reduced from the annual rate of 1.40% of average daily net assets to 1.15%.

Effective January 1, 2003, the advisory fee for the Emerging Markets portfolio will be reduced from the annual rate of 1.10% of average daily net assets to 1.00%.

The Large-Cap Core variable investment option will change its name and the underlying portfolio’s main investments will change.
Effective January 1, 2003, the name of the Large-Cap Core variable investment option will be changed to Main Street® Core variable investment option.

This new name will reflect a change in name of the underlying Large-Cap Core portfolio. Any reference to the Large-Cap Core portfolio, variable account, or variable investment option throughout the prospectus and/or supplement will be revised to be the Main Street Core portfolio, variable account, or variable investment option.

Effective January 1, 2003, the Main Street Core Portfolio’s main investments will be: Equity Securities of large U.S. companies.

The portfolio managers for the Multi-Strategy, Main Street® Core, and Emerging Markets portfolios will change.	Effective January 1, 2003, OppenheimerFunds, Inc. will become the portfolio manager of the Multi-Strategy, Main Street Core and Emerging Markets portfolios.

Form No.  85-24510-00
For Policies:  P98-52-NY
                    P0156-NY